Exhibit 10.24

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

SECURED CONVERTIBLE

PROMISSORY NOTE

Date of Issuance
$	, 2024

FOR VALUE RECEIVED, BLAIZE, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of                  (the “Lender”), the principal sum of                  ($                ), together with interest thereon from the date of this Note. Interest shall accrue at a rate of ten percent (10%) compounded annually. Unless earlier converted into Conversion Shares pursuant to Section 2.2 of that certain Note Purchase Agreement dated July 3, 2023 among the Company, the Lender and certain other investors (as amended and/or restated from time to time, the “Purchase Agreement”), the principal and accrued interest shall be due and payable by the Company on demand by the Requisite Noteholders (which must include Bess Ventures and Advisory, LLC) upon the earliest to occur of: (i) the consummation of a Corporate Transaction; (ii) an Event of Default or (iii) the passage of the Maturity Date.

This Note is one of a series of Notes issued pursuant to the Purchase Agreement, and capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement. This Note will rank pari passu with (i) other Notes, (ii) any convertible promissory notes of the Company issued to Burtech LP LLC or its affiliates and (iii) subject to Section 3 below, other convertible promissory notes of the Company.

1.Payment. All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to Costs (as defined below), if any, then to accrued interest due and payable and any remainder applied to principal. Prepayment of principal, together with accrued interest, may not be made without the written consent of the Requisite Noteholders. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

2.Security. The obligations due under this Note are secured by a Security Agreement (the “Security Agreement”) and Intellectual Property Security Agreement (the “IP Security Agreement”), each dated July 3, 2023, and executed by the Company in favor of the Lenders. Additional rights of the Lender are set forth in the Security Agreement and IP Security Agreement. Pursuant to Section II.D. of the Security Agreement, within five (5) days of the initial Closing Date and within five (5) days of the date any Secured Party (as such term is defined in the Security

Agreement) signs a Joinder to the Security Agreement, Latham (as such term is defined in the Security Agreement) shall file the Closing Date Financing Statement (as such term is defined in the Security Agreement) and any other financing statements or documents (including with the USPTO) as may be required in the reasonable discretion of the Secured Parties to perfect each Secured Party’s security interest in the Collateral (as such term is defined in the Security Agreement) and Intellectual Property Collateral (as such term is defined in the IP Security Agreement) arising under the Security Agreement and the IP Security Agreement.

3.Priority. The indebtedness evidenced by this Note is hereby expressly subordinated in right of payment to the prior payment in full of all of the Senior Indebtedness (as defined below) in existence on or, subject to the consent of the Requisite Noteholders, after the date of this Note, including, without limitation, all interest accruing after the commencement by or against the Company of any bankruptcy, reorganization or similar proceeding, for so long as the Company then owes any of the Senior Indebtedness. “Senior Indebtedness” shall mean the principal of (and premium, if any), unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and any other amounts due in connection with secured indebtedness of the Company, or with respect to which the Company is a guarantor, to banks, commercial finance lenders, individual lenders, insurance companies, leasing or equipment financing institutions or other lenders or lending institutions regularly engaged in the business of lending money, which is for money borrowed, or purchase or leasing of equipment in the case of lease or other equipment financing, provided, and only to the extent that such indebtedness, by its terms, is made senior to this Note or to all other indebtedness of the Company. Upon request by any lender of Senior Indebtedness to the Company (a “Senior Lender”), the Company and Lender shall execute and deliver a subordination agreement, the terms of which shall be reasonably satisfactory to the Senior Lender, confirming the subordination of the indebtedness evidenced by this Note to such Senior Indebtedness.

4.Conversion of the Notes. This Note and any amounts due hereunder shall be convertible into Conversion Shares in accordance with the terms of Section 2.2 of the Purchase Agreement. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the holder of this Note, upon surrender of the Note, a certificate or certificates for the number of full Conversion Shares issuable upon such conversion.

5.Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

6.Successors and Assigns. This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto. Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. The Lender and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Lenders.

7.Officers and Directors not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

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8.Expenses. The Company hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise (collectively, “Costs”). The Company agrees that any delay on the part of the holder in exercising any rights hereunder will not operate as a waiver of such rights. The holder of this Note shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by the party or parties waiving such rights or remedies.

9.Interest Cutoff. If a Next Equity Financing, SPAC Transaction or Corporate Transaction is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 days prior to the consummation of the Next Equity Financing, SPAC Transaction or Corporate Transaction.

10.Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware as applied to other instruments made by Delaware residents to be performed entirely within the State of Delaware, without regard to any choice of laws rules that may result in the application of the laws of any other jurisdiction. Notwithstanding any provision of this Note to the contrary, this Note shall be (to the extent necessary to satisfy the requirements of Section 22062(b)(3)(D) of the California Financial Code) subject to the implied covenant of good faith and fair dealing arising under Section 1655 of the California Civil Code.

(Signature Page Follows)

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The Company has executed this Secured Convertible Promissory Note as of the date first written above.

BLAIZE, INC.

By:
Name:
Title:

SIGNATURE PAGE TO BLAIZE

SECURED CONVERTIBLE PROMISSORY NOTE

SECURED PARTIES MAY EACH BE REQUIRED TO BECOME A PARTY TO ONE OR MORE SUBORDINATION AGREEMENTS WITH SENIOR LENDERS (AS DEFINED IN THE NOTES) PURSUANT TO SECTION 3 OF THE NOTES AND ENFORCEMENT OF THIS SECURITY AGREEMENT AND PAYMENT OF THE NOTES IS SUBJECT TO ANY SUCH SUBORDINATION AGREEMENTS

AMENDED AND RESTATED SECURITY AGREEMENT

This Amended and Restated Security Agreement is made as of April 22, 2024 (this “Agreement”) by and among Blaize, Inc., a Delaware corporation (“Debtor”), and the undersigned Lenders. This Agreement amends and restates that certain Security Agreement, dated as of July 3, 2023, by and between the Debtor and each Lender party thereto (the “Prior Agreement”).

Debtor and the Secured Parties hereby agree as follows:

1.CERTAIN DEFINITIONS. Except as otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in any Secured Convertible Promissory Note issued by Debtor for the benefit of a Secured Party (each a “Note” and collectively, the “Notes”). As used in this Agreement, the following terms, unless the context otherwise requires, have the following meanings:

“Debtor’s Books” are Debtor’s or any of its Subsidiaries’ books and records including ledgers, federal, and state tax returns, records regarding Debtor’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Foreign Subsidiary” is a Subsidiary that is not an entity organized under the laws of the United States or any state thereof.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency

“Secured Party” means each Lender party to a Note that is a signatory from time to time hereto.

“Subsidiary” is, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries. Unless otherwise specified, references herein to a Subsidiary means a Subsidiary of Debtor.

2.SECURITY AGREEMENT.

2.1Grant. Debtor, for valuable consideration, the receipt of which is acknowledged, hereby grants to the Secured Parties a continuing security interest in and Lien on all of the property described on Exhibit A attached hereto (the “Collateral”) now owned or at any time hereafter acquired by Debtor or in which Debtor now has or at any time in the future may acquire any right, title or interest.

2.2Debtor Remains Liable. Anything herein to the contrary notwithstanding, (i) Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Parties of any of the rights hereunder shall not release Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) the Secured Parties shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

2.3Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until payment and performance in full of all of the Obligations (other than inchoate indemnity obligations).

2.4Authorization to Debtor’s counsel to file financing statements; etc.  In connection with this Agreement, each Secured Party requests and hereby expressly authorizes Latham & Watkins LLP (“Latham”), counsel to Debtor, to prepare and file, on behalf of Secured Party, a UCC-1 financing statement in substantially the form attached hereto as Exhibit C (the “Closing Date Financing Statement”) and any other financing statements or documents (including with the USPTO).  Each Secured Party agrees that Latham does not and will not have the obligation to prepare and file any amendments or renewals of the Closing Date Financing Statement or take other steps that may be necessary to preserve or protect the security interests granted under this Agreement.  Each Secured Party agrees that Latham is preparing and filing the Closing Date Financing Statement and any filings with the USPTO as a courtesy to Secured Party and, as a material inducement for Latham to prepare and file the Closing Date Financing Statement and such other documents, SECURED PARTY HEREBY VOLUNTARILY AND KNOWINGLY WAIVES AND RELEASES LATHAM FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART THAT SECURED PARTY MAY NOW OR HEREAFTER HAVE AGAINST LATHAM, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, ARISING DIRECTLY OR INDIRECTLY FROM THE PREPARATION OR FILING OF THE CLOSING DATE FINANCING STATEMENT OR ANY OTHER FILING TAKEN IN CONNECTION WITH THIS AGREEMENT.

3.OBLIGATIONS SECURED. The security interest granted hereby secures the full and timely payment of all obligations of Debtor to pay principal and interest under the Notes and all other monetary obligations arising from the Notes and all other documents executed and delivered relating to the Notes, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Debtor to the Secured Parties under the Notes, provided that the “Obligations” shall not include any obligations with respect to any equity investments, right to convert or other similar conversion right on obligations or any obligations under a warrant or similar instrument (such obligations, the “Obligations”).

4.DEBTOR’S REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor hereby represents, warrants and covenants to the Secured Parties as of the date of the Prior Agreement that:

4.1Debtor’s principal place of business is 4370 Town Center Blvd, Suite 240 El Dorado Hills, CA 95762, and Debtor keeps its records concerning accounts, contract rights and other property at that location. Other than with respect to information disclosed to the Secured Parties as of the hereof, Debtor will notify the Secured Parties promptly following the establishment of any new place of business where any of the Collateral is kept, except if moved in the ordinary course of business. Debtor is a corporation organized under the laws of the State of Delaware. Debtor will notify the Secured Parties promptly following a change to either its form or jurisdiction of organization

4.2Debtor will at all times keep in a manner reasonably satisfactory to the Secured Parties accurate and complete records of the Collateral and will keep such Collateral insured as required in Section X below.

4.3Debtor shall not use the Collateral in violation of any applicable statute, ordinance, law or regulation or in violation of any insurance policy maintained by Debtor with respect to the Collateral, in each case to the extent such violation would reasonably be likely to result in a material adverse effect on Debtor.

4.4Other Financing Statements. Other than financing statements, security agreements, chattel mortgages, assignments, fixture filings and other agreements or instruments executed, delivered, filed or recorded for the purpose of granting or perfecting any Lien (collectively, “Financing Statements”) (i) arising out of the senior indebtedness, (ii) that may have priority as a matter of law, existing as of the date of the Prior Agreement and disclosed to the Secured Parties or (iii) arising after the date of the Prior Agreement in connection with Financing Statements in favor of the Secured Parties, no effective Financing Statement naming Debtor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file or will be on file before a future Lender becomes a Secured Party under this Agreement in any filing or recording office in any jurisdiction.

4.5Notices, Reports and Information. Debtor will (i) notify the Secured Parties of any material claim made or asserted against the Collateral by any Person or other event that could materially adversely affect the value of the Collateral or the Secured Parties’ Lien thereon; (ii) furnish to the Secured Parties such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Secured Parties may reasonably request, all in reasonable detail; and (iii) upon the reasonable request of the Secured Parties make such demands and requests for information and reports as Debtor is entitled to make in respect of the Collateral.

4.6Debtor agrees with regard to the Collateral, unless the Secured Parties agree otherwise in writing: (i) that, following the occurrence of an Event of Default that continues, the Secured Parties are authorized to notify any account debtors, any buyers of the Collateral, or any other persons of the Secured Parties’ interest in the Collateral; (ii) where applicable, to operate the Collateral in accordance with all material applicable statutes, rules and regulations relating to the use and control of the Collateral, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried; (iii) not to remove the Collateral from the Debtor’s premises except in the ordinary course of the Debtor’s business; (iv) to pay when due all material license fees, registration fees and other charges in connection with any Collateral; (v) [reserved]; (vi) [reserved]; (vii) following the occurrence of an Event of Default that continues, to permit the Secured Parties to inspect the Collateral at any time; (viii) to keep, in accordance with generally accepted accounting principles, complete and accurate books and records regarding all the Collateral, and, following the occurrence of an Event of Default that continues, to permit the Secured Parties to inspect the same and make copies at any reasonable time; (ix) following the occurrence of an Event of Default that continues, if requested by the Secured Parties, to receive and use reasonable diligence to collect the Collateral consisting of accounts and other rights to payment and proceeds, in trust and as the property of the Secured Parties, and to immediately endorse as appropriate and deliver such Collateral to the Secured Parties daily in the exact form in which they are received together with a collection report in form satisfactory to the Secured Parties; (x) following the occurrence of an Event of Default that continues, not to commingle the Collateral, or collections with respect to the Collateral, with other property; (xi) [reserved]; (xii) [reserved]; (xiii) [reserved]; and (xiv)  to keep all the Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all the Collateral free and clear of all defenses, rights of offset and counterclaims.

5.FINANCING STATEMENTS. Debtor shall at its cost execute any Financing Statement in respect of any security interest created pursuant to this agreement that may at any time be required or that, in the reasonable opinion of the Secured Parties, may at any time be desirable. If any recording or filing thereof (or the filing of any statements of continuation or assignment of any Financing Statement) is required to protect and preserve such Lien, Debtor shall at its cost execute the same at the time and in the manner requested by Secured Parties (or any counsel on behalf of the Secured Parties). To the fullest extent permitted by applicable law, Debtor authorizes the Secured Parties (or any counsel on behalf of the Secured Parties) to file any such Financing Statements authorized hereunder without the signature of Debtor.

6.DEBTOR’S RIGHTS UNTIL DEFAULT. So long as an Event of Default does not exist, Debtor shall have the right to possess the Collateral, manage its property and sell its inventory in the ordinary course of business.

7.EVENT OF DEFAULT. An “Event of Default” shall exist under this Agreement upon the occurrence of any default under the Notes, without demand or notice from the Secured Parties.

8.RIGHTS AND REMEDIES ON EVENT OF DEFAULT.

8.1During the continuance of an Event of Default, the Secured Parties, representing the Requisite Noteholders, shall have the right to declare all Obligations to be immediately due and payable and the Secured Parties may exercise any and all rights and remedies hereunder or under applicable law (including the UCC); provided, however, if any Event of Default occurs as a consequence of the commencement of a bankruptcy or other insolvency proceeding by or against Debtor, all of the Obligations shall be automatically and immediately due and payable without further action or demand. Without limiting the generality of the foregoing, the Secured Parties shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Parties, in their sole discretion, may deem advisable, and the Secured Parties shall have the right to purchase at any such sale. Debtor agrees that a notice sent at least ten days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied: first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the Secured Parties’ reasonable attorneys’ fees and legal expenses; second, to the Secured Parties in satisfaction of the then unpaid Obligations; and third, to Debtor or as otherwise required by law. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, Debtor shall be liable for the deficiency, together with interest thereon at the rates set forth in the Notes, and the reasonable fees of any attorneys the Secured Parties employs to collect such deficiency; provided, however, that the foregoing shall not be deemed to require the Secured Parties to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against the Secured Parties arising out of the retention or sale or lease of the Collateral or other exercise of the Secured Parties’ rights and remedies with respect thereto. “UCC” means the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of Delaware; provided, that, to the extent that the “UCC” is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, the Secured Parties’ Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of Delaware, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes on the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. The rights and remedies with respect to Debtor and the Collateral, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided under any other agreement, instrument or document to which Debtor is a party or by which it or any of the Collateral is bound or by law or equity.

8.2Debtor will upon request promptly execute and deliver all further instruments and documents and take all further action that the Secured Parties may reasonably request in order to perfect, protect and maintain the priority of the security interest granted by this Agreement and to enable the Secured Parties to exercise and enforce its rights and remedies under this Agreement.

8.3Debtor hereby waives (a) the right to require the Secured Parties to proceed against any other person or against any other collateral it may hold; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand of performance, notice of sale, and advertisement of sale, (c) following an Event of Default that is continuing, any right to the benefit of or to direct the application of any of the Collateral until the Obligations (other than inchoate indemnity obligations) shall have been paid in full, and (d) any defenses which may arise by reason of, or be based on, lack of diligence in collection.

8.4Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all of Debtor’s right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Debtor, its successors and assigns, and against all Persons claiming the Collateral sold or any part thereof under, by or through Debtor, its successors or assigns.

8.5Debtor appoints the Secured Parties, and any trustee, authorized agent or designee of the Secured Parties, with full power of substitution, as Debtor’s true and lawful attorney-in-fact, effective as of the date of the Prior Agreement, with power, upon the Requisite Noteholders’ election, in its own name or in the name of Debtor, during the continuance of an Event of Default, (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into the Secured Parties’ possession, (ii) to sign and endorse any drafts against Debtor, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (iii) to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to notify Persons obligated with respect to the Collateral to make payments directly to the Secured Parties; and, (vi) generally, to do, at the Secured Parties’ option and at Debtor’s expense, at any time, or from time to time, all acts and things that the Secured Parties deems reasonably necessary to protect, preserve and realize upon the Collateral and the Secured Parties’ security interest therein to effect the intent of this Agreement, all as fully and effectually as Debtor might or could do; and Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney grants rights that are coupled with an interest and shall be irrevocable as long as any of the Obligations are outstanding.

8.6All of the Secured Parties’ rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

9.SECURED PARTIES’ RIGHTS; DEBTOR WAIVERS.

9.1The Secured Parties’ acceptance of partial or delinquent payment from Debtor under the Notes or hereunder, or the Secured Parties’ failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Debtor hereunder, or any right of the Secured Parties hereunder, and shall not affect in any way the right to require full performance at any time thereafter.

9.2Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling of the Collateral or other collateral or security for the Obligations; (ii) any right to require the Secured Parties (A) to proceed against any Person, (B) to exhaust any other collateral or security for any of the Obligations, (C) to pursue any remedy in the Secured Parties’ power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Secured Parties arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

9.3Debtor hereby agrees to indemnify each Secured Party, its principals and agents (the “Indemnified Parties”) for, and agrees to protect and hold each of them harmless from and against, any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever, which may at any time be imposed upon, incurred by or awarded against any Indemnified Party (other than as a result of such Indemnified Party’s own gross negligence or willful misconduct) as a result of the grant to any Secured Party of any interest in or to any of the Collateral or in connection with this Agreement and the exercise by the Secured Parties of all rights in the Collateral arising under this Agreement.

10.INSURANCE; RISK OF LOSS.

10.1Debtor shall maintain and keep in force, at its expense, such public liability and third party property damage and business interruption insurance in such amounts and with such deductibles as it maintains as of the date of the Prior Agreement or as is customary for companies such as Debtor, including insurance covering the Collateral against fire, theft, liability and extended coverages (including without limitation flood, windstorm coverage and hurricane coverages), to the extent that any Collateral is of a type that can be so insured.

11.TERMINATION; REINSTATEMENT

11.1Termination. Upon the payment in full in cash of all Obligations (other than the obligations that are intended to survive the termination of the Notes, as the case may be) or the conversion of the Notes into equity securities of Debtor pursuant to the terms of the Notes, and subject to Section XI(B) herein, this Agreement and the security interest and all other rights granted hereby shall automatically terminate and all rights to the Collateral shall revert to Debtor without any further action of the Secured Parties; provided that, if termination has not already occurred pursuant to this Section XI(A), upon the initial filing by Burtech Acquisition Corp. of a registration statement on Form S-4 with the Securities and Exchange Commission in connection with a potential SPAC Transaction with the Debtor, the security interest in the Intellectual Property Collateral (as defined in that certain Intellectual Property Security Agreement, dated as of July 3, 2023, by and between the Debtor and the other parties thereto, as amended and/or restated from time to time (the “IPSA”)) and all other rights granted hereby and pursuant to the IPSA in connection with the security interest in the Intellectual Property shall automatically terminate and all rights to the Intellectual Property Collateral shall revert to Debtor without any further action of the Secured Parties. Upon any such termination, Debtor is entitled to file any UCC-3 or other termination statements to evidence such termination, to release all security interest on the Collateral (or, with respect to a termination pursuant to Section XI(A)(iii), the Intellectual Property Collateral only) and to return such Collateral or Intellectual Property Collateral, as applicable, to Debtor. Furthermore, the Secured Parties shall, at Debtor’s expense and upon its written direction, execute and deliver to Debtor such documents (including UCC-3 termination statements) as Debtor shall reasonably request to evidence such termination, to release all security interest on the Collateral or the Intellectual Property Collateral, as applicable, and to return such Collateral or Intellectual Property Collateral, as applicable, to Debtor. In the event of any conflict between this Agreement and the IPSA, the terms of this Agreement shall govern.

11.2Reinstatement. This Agreement and the obligations of Debtor hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or must otherwise be restored or returned, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to Debtor or as a result of any settlement or compromise with any person (including Debtor) in respect of such payment, and Debtor shall pay the Secured Parties on demand all of its reasonable costs and expenses (including reasonable fees of counsel) incurred by the Secured Parties in connection with such rescission or restoration.

12.MISCELLANEOUS.

12.1Joinder of New Secured Parties. Any Lender from time to time party to a Note not party to this Agreement as of the date of the Prior Agreement will execute a joinder in the form of Exhibit B hereto (“Joinder”). Upon execution of the Joinder, such Lender will become a “Secured Party” hereunder with all the rights and obligations granted to a Secured Party hereunder.

12.2Amendment and Waiver. Subject to the restrictions and conditions of any subordination agreement entered into pursuant to Section 3 of the Notes, neither this Agreement nor any part hereof may be changed, waived, or amended except by an instrument in writing signed by the Secured Parties representing the Requisite Noteholders and Debtor; and waiver on one occasion shall not operate as a waiver on any other occasion.

12.3Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the addresses shown below such parties signature hereunder (or at such other addresses as shall be specified by notice given in accordance with this Section XII(C)).

12.4Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, the successors and assigns of the parties hereto, including, without limitation, all future holders of the Notes.

12.5Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

12.6Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

12.7Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

12.8Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without regard to any choice of laws rules that may result in the application of the laws of any other jurisdiction. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Notwithstanding the preceding sentence, the Debtor consents to the Secured Parties commencing an action or suit in any jurisdiction where any Collateral is located, and the Debtor waivers described in the preceding sentence apply to any such action or suit filed by the Secured Parties. The provisions of this section are material inducements to the Secured Parties’ acceptance of this Agreement.

12.9Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE

PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

12.10Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Requisite Noteholders, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12.11Prior Agreement. The Prior Agreement is superseded and replaced by this Agreement in all respects.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

DEBTOR:

BLAIZE, INC.

By:

Name:
Title:

Address:
Blaize, Inc.
4370 Town Center Blvd, Suite 240
El Dorado Hills, CA 95762
Attention: Dinakar Munagala, Chief Executive Officer

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP, 505 Montgomery Street, Suite 2000
San Francisco, California 94111
Attn: Attention: Brian Patterson
Email: brian.patterson@lw.com

SIGNATURE PAGE TO SECURITY AGREEMENT

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

[Lender]

By:

Name:
Title:

Address:

Email Address:

SIGNATURE PAGE TO SECURITY AGREEMENT

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

SECURED PARTY:

[Lender]

By:

Name:
Title:

Address:

Email Address:

SIGNATURE PAGE TO SECURITY AGREEMENT

EXHIBIT A

COLLATERAL DESCRIPTION

The Collateral consists of all of Debtor’s right, title and interest in and to the following personal property and assets (both tangible and intangible):

All Goods, Accounts (including, without limitation, health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, commercial tort claims, Documents, Instruments (including any promissory notes), Chattel Paper (whether tangible or electronic), cash, Deposit Accounts, Fixtures, Letters of Credit Rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, Supporting Obligations, and financial assets, whether now owned or hereafter acquired, wherever located and all Proceeds of each of the foregoing; and

All Debtor’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (i) any property that is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the UCC), (ii) any property that the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral, (iii) any property that constitutes the capital stock of a Foreign Subsidiary (or a Subsidiary organized under the laws of the United States which solely holds interests in Foreign Subsidiaries), in excess of sixty five percent (65%) of the voting power of all classes of capital stock of such Foreign Subsidiary (or such Subsidiary organized under the laws of the United States which solely holds interests in Foreign Subsidiaries) entitled to vote, or (iv) any United States intent-to-use trademark or service mark application to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark application under United States federal law.

Terms used in this Exhibit A but not defined shall have the meaning given to such terms in the UCC.

EXHIBIT B

JOINDER TO SECURITY AGREEMENT

This JOINDER (“Joinder”) to that certain security agreement (“Agreement”) dated as of July 3, 2023, by and among Blaize, Inc. and the Secured Parties from time to time party thereto, as amended and/or restated from time to time, is made as of [ ● ], 2023. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, pursuant to Section XII(A) of the Agreement, [_____], a [_____] (the “New Secured Party”) as a Lender under a Note has agreed to become a party to the Agreement and to execute a joinder to the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Secured Party hereby agrees as follows:

1.Agreement to Be Bound. New Secured Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, it shall (i) join and become a party to the Agreement and, by virtue thereof, it shall be a “Secured Party” thereunder, (ii) be bound by all terms, conditions, covenants, agreements, representations, warranties and acknowledgments in the Agreement attributable to a “Secured Party” and (iii) shall perform the obligations and duties of a “Secured Party” thereunder as if it was a signatory to the Agreement on the original date thereof.

2.Representations and Warranties and Agreements of New Secured Party. New Secured Party hereby represents and warrants that it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Joinder and to consummate the transactions contemplated hereby and that this Joinder constitutes a valid and legally binding agreement enforceable against it in accordance with its terms.

3.Governing Law. This Joinder and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any other than the law of the State of Delaware.

[Signature on following page]

IN WITNESS WHEREOF, New Secured Party has executed this Joinder as of the date written above.

SECURED PARTY:

[New Secured Party]

By:
Name:
Title:

EXHIBIT C

CLOSING DATE FINANCING STATEMENT